SUPPLEMENT DATED JANUARY 1, 2006

TO THE STATEMENT OF ADDITIONAL INFORMATION

DATED MAY 2, 2005

JNLNY® VARIABLE FUND I LLC

Please note that the changes apply to your variable annuity and/or variable life product(s).

On page 23, in the section entitled "Manager Compensation", please delete the first paragraph in its entirety and replace it with the following:

The officers of the JNLNY Variable Fund and the Manager who is an “interested person” receives no compensation from the JNLNY Variable Fund. Each disinterested Manager (except the Chairman of the Board) is paid by the Funds an annual retainer of $40,000, as well as a fee of $5,000 for each meeting of the Board of Managers attended. The Chairman of the Board of Managers receives an annual retainer of $60,000, as well as a fee of $5,000 for each meeting of the Board of Managers attended. Each Manager receives $2,500 for telephonic meetings. The Chair of the Audit Committee receives an additional annual retainer of $5,000 for his services in that capacity. The members of the Audit Committee receive $2,500 for each Audit Committee meeting. The members of the Audit Committee will receive $1,250 for telephonic Audit Committee meetings.

Please insert the section below immediately following the section entitled "Manager Compensation":

Selection of Manager Nominees

The Board is responsible for considering manager nominees at such times as it considers electing new managers to the Board. The Board may consider recommendations by business and personal contacts of current Board members and by executive search firms which the Board may engage from time to time and will also consider shareholder recommendations. The Board has not established specific, minimum qualifications that it believes must be met by a manager nominee. In evaluating manager nominees, the Board considers, among other things, an individual’s background, skills, and experience; whether the individual is an “interested person” as defined in the Investment Company Act of 1940; and whether the individual would be deemed an “audit committee financial expert” within the meaning of applicable SEC rules. The Board also considers whether the individual’s background, skills, and experience will complement the background, skills, and experience of other nominees and will contribute to the diversity of the Board. There are no differences in the manner in which the Board evaluates nominees for manager based on whether the nominee is recommended by a shareholder.

A shareholder who wishes to recommend a manager nominee should submit his or her recommendation in writing to the Chair of the Board, Dominic D’Annunzio, P.O. Box 30902, Lansing, Michigan 48909-8402. At a minimum, the recommendation should include:

•	the name, address, date of birth and business, educational, and/or other pertinent background of the person being recommended;

•	a statement concerning whether the person is an “interested person” as defined in the Investment Company Act of 1940;

•	any other information that the Funds would be required to include in a proxy statement concerning the person if he or she was nominated; and

•

the name and address of the person submitting the recommendation, together with an affirmation of the person’s investment, via insurance products, in the Funds and the period for which the shares have been held.

The recommendation also can include any additional information which the person submitting it believes would assist the Board in evaluating the recommendation.

Shareholders should note that a person who owns securities issued by Prudential PLC (the parent company of the Funds’ investment adviser and distributor) would be deemed an “interested person” under the Investment Company Act of 1940. In addition, certain other relationships with Prudential PLC or its subsidiaries, with registered broker-dealers, or with the Funds’ outside legal counsel may cause a person to be deemed an “interested person.”

Before the Board decides to nominate an individual as a manager, Board members customarily interview the individual in person. In addition, the individual customarily is asked to complete a detailed questionnaire which is designed to elicit information that must be disclosed under SEC and stock exchange rules and to determine whether the individual is subject to any statutory disqualification from serving as a manager of a registered investment company.

This Supplement is dated January 1, 2006.

(To be used with NV5640 5/05.)

NV5985 1/06

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